Prospectus Supplement	October 31, 2007

PUTNAM NEW OPPORTUNITIES FUND Prospectus dated October 30, 2007

The section Who oversees and manages the fund? is supplemented to reflect that the members of the Mid Cap Growth and Small and Emerging Growth Teams primarily responsible for the day-to-day management of the fund’s portfolio are now Kevin Divney (Portfolio Leader), Raymond Haddad (Portfolio Leader), Gerald Moore (Portfolio Leader), Brian DeChristopher (Portfolio Member) and Richard Weed (Portfolio Member).

Positions held by Messrs. Divney, DeChristopher and Weed over the past five years and their respective fund holdings are set forth in the prospectus.

Mr. Haddad joined the fund in October, 2007. Since 2000, he has been employed by Putnam Management, currently, as Portfolio Manager and previously, as an Analyst. He owned no fund shares as of September 30, 2007. Mr. Haddad owned shares in all Putnam funds valued at between $100,001-$500,000, as of September 30, 2007.

Mr. Moore joined the fund in October, 2007. Since 1997, he has been employed by Putnam Management, currently, as Senior Portfolio Manager and previously, as a Portfolio Manager. He owned no fund shares as of September 30, 2007. Mr. Moore owned shares in all Putnam funds valued at over $1,000,000, as of September 30, 2007.

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